FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into on this 6th day of August, 1997, by and among LABROC II LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), THE FREMONT GROUP, LLC, a Connecticut limited liability company ("Purchaser") and NEAR NORTH NATIONAL TITLE INSURANCE CORPORATION (the "Escrow Agent");
                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale, dated as of July 30, 1997, (the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement;

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated as of July 31, 1997, (the "Escrow Agreement"); and

     WHEREAS, Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement and Escrow Agreement.

2. The Inspection Period shall expire at 5:00 P.M. Chicago time on August 13, 1997.

3. Except as amended hereby, the Agreement and the Escrow Agreement shall be and remain unchanged and in full force and effect in accordance with their terms.

4. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

                          [EXECUTION PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

                         PURCHASER:


                         THE FREMONT GROUP, LLC, a Connecticut limited liability company

                         By: /s/Jonathan M. Keller

                         Name:  Jonathan M. Keller

                         Its:   Managing Member

                         SELLER:


                         LABROC II LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Balcor Equity Partners-II, an Illinois general partnership, its general partner

                              By: The Balcor Company, a Delaware corporation, its general partner

                                   By: /s/Michael J. Becker

                                   Name:  Michael J. Becker

                                   Its:   Managing Director


ESCROW AGENT:

NEAR NORTH NATIONAL TITLE INSURANCE CORPORATION

By:

Its:  Authorized Agent
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